Exhibit 10.89

NOTE PURCHASE AGREEMENT

This NOTE PURCHASE Agreement (this “Agreement”) is made as of September 22, 2014 by and among CNS Response, Inc., a Delaware corporation (the “Company”), and the investors listed on Schedule A hereto (each, an “Investor” and together, the “Investors”).

Agreement

In consideration for the mutual promises and covenants herein, the parties agree as follows:

Section 1 – Purchase and Sale of Notes

Purchase and Sale of Notes. The Company has authorized the issuance and sale, in accordance with the terms hereof, of Secured Convertible Promissory Notes in the original aggregate principal amount of up to $2,500,000 (the “Note Cap Amount”), substantially in the form attached as Exhibit A hereto (individually, a “Note” and, collectively, the “Notes”). On the terms and subject to the conditions set forth in this Agreement, at the Closings (as defined below) the Company agrees to issue to each Investor, and each Investor agrees to purchase from the Company, a Note in the principal amount set forth on Schedule A hereto for the aggregate consideration set forth opposite such Investor’s name on Schedule A hereto. The financing pursuant to which the Company is issuing the Notes is hereinafter referred to as the “Financing”.

Closings.

(a)          Initial Closing. The initial purchase and sale of the Notes shall take place at a closing (the “Initial Closing”) which shall take place remotely via exchange of documents and signatures at such time and place as may be agreed to among the Company and the Investors. At the Initial Closing, the Company shall deliver to each of the Investors purchasing Notes for cash at such closing a Note in the face amount set forth opposite such Investor’s name on Schedule A under the column entitled “Purchase Price / Principal Amount of Note (Initial Closing)” against receipt of a check subject to collection or a wire transfer in immediately available funds of the purchase price, to an account designated by the Company.

(b)          Additional Closings. The Company shall have the right, on one or more occasions, to hold additional closings (each, an “Additional Closing”, and collectively with the Initial Closing, the “Closings”, and individually, a “Closing”), pursuant to which it shall have the right to issue and sell additional Notes to additional Investors or existing Investors (provided that no Additional Closings shall take place later than six (6) months after the Initial Closing). At each Additional Closing, the Company shall deliver to each Investor purchasing Notes for cash at such closing a Note in the face amount of the purchase price paid by such Investor for such Note, against receipt of a check subject to collection or a wire transfer in immediately available funds of the purchase price, to an account designated by the Company. By receiving a Note at an Additional Closing, each Investor receiving such Notes represents that its representations and warranties contained in Section 3 are true and correct as of the date of such Additional Closing. The aggregate amount of Notes that may be issued at Closings hereunder shall in no event exceed the Note Cap Amount. The Company shall have the right to update Schedule A in order to add information regarding Additional Closings, which shall not be deemed to be an amendment to this Agreement.

 The obligation of each Investor to purchase and pay for the Notes to be delivered at a Closing is, unless waived by such Investor, subject to the condition that the Company’s representations and warranties contained in Section 2 are true, complete and correct on and as of such Closing date. The obligation of the Company to sell and issue Notes to be delivered at a Closing is, unless waived by the Company, subject to the condition that the relevant Investor’s representations and warranties contained in Section 3 are true, complete and correct on and as of the applicable Closing date.

Security Agreement. At the Initial Closing, the Company shall execute and deliver to the Investors a Security Agreement substantially in the form of Exhibit B attached hereto (the “Security Agreement”).

Registration Rights Agreement. At the Initial Closing, the Company shall execute and deliver to the Investors a Registration Rights Agreement substantially in the form of Exhibit C attached hereto (the “Registration Rights Agreement”).

Section 2 - Representations and Warranties

of the Company

The Company represents and warrants to each Investor as follows:

2.1           Organization, Good Standing and Qualification. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware. The Company has the requisite corporate power to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted.

2.2           Authority to Execute. The execution, delivery and performance by the Company of (i) this Agreement, (ii) the Notes to be issued pursuant to the terms of this Agreement, (iii) the Security Agreement, (iii) the Registration Rights Agreement, and (iv) any financing statements thereunder (collectively, the “Loan Documents”) are within the Company’s corporate powers, have been duly authorized by all necessary corporate action, do not and will not conflict with any provision of law or organizational document of the Company (including its Certificate of Incorporation or Bylaws) or of any agreement or contractual restrictions binding upon or affecting the Company or any of its property and need no further stockholder or creditor consent.

2.3           No Stockholder Approval Required. No approval of the Company’s stockholders is required for (i) the entry by the Company into this Agreement, (ii) the issuance of the Notes contemplated by this Agreement, or (iii) the issuance of any shares of stock upon conversion of the Notes.

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2.4           Valid Issuance. The shares of stock to be issued upon conversion of the Notes contemplated by this Agreement (the “Conversion Securities” and together with the Notes, the “Securities”) will be, upon conversion and exercise in accordance with the terms of the Notes, as applicable, validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under the Loan Documents, the documents entered into by the investors and other parties in the financing giving rise to repayment of the Notes, applicable state and federal securities laws and liens or encumbrances created by or imposed by the Investor. Assuming the accuracy of the representations of the Investor in Section 3 of this Agreement, the Securities will be issued in compliance with all applicable federal and state securities laws.

2.5           Binding Obligation. This Agreement is, and the other Loan Documents when delivered hereunder will be, legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors’ rights generally and to general equitable principles.

2.6           Litigation. Other than as disclosed in the Company’s SEC Reports (as defined below), no litigation or governmental proceeding is pending or threatened against the Company which may have a materially adverse effect on the financial condition, operations or prospects of the Company, and to the knowledge of the Company, no basis therefore exists.

2.7           Intellectual Property. The Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes (“Intellectual Property”) necessary for its business as now conducted and as presently proposed to be conducted, without any infringement of the rights of others. Schedule B contains an accurate and complete list of all Intellectual Property owned by the Company or any of its subsidiaries. The use by the Company or its subsidiaries of Intellectual Property owned or purported to be owned by the Company or its subsidiaries and the general conduct and operations of the business of the Company and its subsidiaries does not violate, infringe, misappropriate or misuse any Intellectual Property rights of any third party. To the knowledge of the Company, no third party is currently infringing, misappropriating or otherwise violating, or has infringed or misappropriated or otherwise violated, rights of any of the Company or its subsidiaries in any Intellectual Property owned, licensed, used, or held for us by the Company or its subsidiaries. There are no outstanding options, licenses or agreements of any kind relating to the foregoing proprietary rights, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of “off the shelf” or standard products.

2.8           SEC Reports. The Company has timely filed all forms, reports, schedules, proxy statements, registration statements and other documents (including all exhibits thereto) required to be filed by it with the Securities and Exchange Commission (the “SEC”) pursuant to the federal securities laws and the SEC rules and regulations thereunder, together with all certifications required pursuant to the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) (as they have been amended since the time of their filing, including all exhibits thereto, the “SEC Reports”). Each of the SEC Reports complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Securities Exchange Act of 1934, as amended, the Sarbanes-Oxley Act and the rules and regulations of the SEC under all of the foregoing. None of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

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Section 3 - Representations and Warranties

of the Investors

Each Investor represents and warrants to the Company as follows:

3.1           Authorization; Binding Obligations. The Investor has full power and authority to enter into this Agreement and each of the other Loan Documents to which he, she or it is a party, and this Agreement and each other Loan Document constitutes a valid and legally binding obligation of each Investor, enforceable against each Investor in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors’ rights generally and to general equitable principles.

3.2           Accredited Investor. The Investor is an “accredited investor” within the meaning of SEC Rule 501 of Regulation D promulgated under the Securities Act.

3.3           Investment for Own Account. Each Investor represents that it (i) is acquiring the Securities solely for its own account and beneficial interest for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act, and (ii) has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

3.4           Information and Sophistication. Without limiting the representations and warranties of the Company set forth in Section 3, each Investor hereby: (a) acknowledges that it has received all the information it has requested from the Company and it considers necessary or appropriate for deciding whether to acquire the Securities, (b) represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain any additional information necessary to verify the accuracy of the information given the Investor and (c) further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.

3.5           Ability to Bear Economic Risk. Each Investor acknowledges that investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

3.6           U.S. Person. Each Investor is a U.S. Person as defined under Regulation S under the Securities Act, as amended, which definitions are attached hereto as Appendix I, or such Investor will make such representations and warranties, and agree to such covenants and restrictions as set forth in Section 3.7 below.

3.7           Representations and Warranties of Non-US Investors; Covenants of and Restrictions Thereon.

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(a)          Representations and Warranties. If Investor cannot represent and warrant that it is a U.S. Person (as defined in Appendix I hereto), such Investor (a “Foreign Investor”) hereby represents and warrants to the Company as follows:

(i)          The Securities being purchased are being acquired for investment for Foreign Investor’s own account, not as a nominee or agent, and not for the account or benefit of, a U.S. Person (as defined in Appendix I hereto), and not with a view to the resale or distribution of any part thereof in the United States (as defined in Appendix I hereto) or to a U.S. Person, and that Foreign Investor has no present intention of selling, granting any participation in, or otherwise distributing such Securities.

(ii)         Foreign Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person in the United States or to a U.S. Person, or any hedging transaction with any third person in the United States or to a United States resident, with respect to any of the Securities.

(iii)        Foreign Investor understands that the Securities are not registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Regulation S thereof, and that the Company’s reliance on such exemption is predicated on the Foreign Investors’ representations set forth herein.

(iv)        Foreign Investor is a person or entity that is not a U.S. Person

(b)          Covenants. Each Foreign Investor hereby agrees that:

(i)          Foreign Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities purchased hereunder except in compliance with the Securities Act, applicable blue sky laws, and the rules and regulations promulgated thereunder; provided that in a transaction exempt from registration under the Securities Act, such Foreign Investor shall, prior to effecting such disposition, provide notice to the Company of such proposed disposition and if reasonably requested by the Company submit to the Company an opinion of counsel in form and substance reasonably satisfactory to the Company to the effect that the proposed transaction is in compliance with the Securities Act.

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(d)          Legend Requirements. Each certificate representing the Securities issued to a Foreign Investor shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws or as provided elsewhere in this Agreement):

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED PURSUANT TO REGULATION S OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE THEREWITH, PURSUANT TO A REGISTRATION UNDER THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, NO HEDGING TRANSACTION MAY BE CONDUCTED WITH RESPECT TO THESE SECURITIES UNLESS SUCH TRANSACTIONS ARE IN COMPLIANCE WITH THE ACT.”

(e)          Stop-Transfer Restrictions. The Company hereby agrees, for the benefit of the Investors, that it will not register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration.

3.8           Further Assurances. Each Investor agrees and covenants that at any time and from time to time it will promptly execute and deliver to the Company such further instruments and documents and take such further action as the Company may reasonably require in order to carry out the full intent and purpose of this Agreement and to comply with state or federal securities laws or other regulatory approvals.

Section 4 - Miscellaneous

4.1           Conditions Precedent. The obligation of each Investor to consummate the transactions contemplated hereby is subject, at the option of each Investor, to the fulfillment of the following conditions, any one or more of which may be waived by each Investor:

(a)          execution of the Notes at each Closing;

(b)          approval of the Company’s Board of Directors of the transactions contemplated hereby and all other actions necessary for the consummation of the transactions contemplated hereby at the Initial Closing;

(d)          the Company and each Investor shall have entered into the Registration Rights Agreement and the Security Agreement; and

(e)          the Company shall have completed the filing of a UCC-1 financing statement with respect to the Collateral (as defined in the Security Agreement) at the Initial Closing.

4.2           No Waiver; Cumulative Remedies. No failure or delay on the part of any party to any Loan Document in exercising any right or remedy under, or pursuant to, any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy or power preclude other or further exercise thereof, or the exercise of any other right, remedy or power. The remedies in the Loan Documents are cumulative and are not exclusive of any remedies provided by law.

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4.2           Amendments and Waivers. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended (either retroactively or prospectively) with the written consent of (x) the Company and (y) and those Investors holding Notes whose aggregate principal amount represents a majority of the total outstanding principal amounts of all then outstanding Notes under this Agreement, which includes RSJ Private Equity uzavreny investicni fond a.s. (“RSJ”) for so long as RSJ is the holder of an outstanding Note (collectively, the “Majority Holders”); provided that no such amendment may discriminate against a holder of Notes in a manner different from the other holders without such holder’s written consent. Any amendment effected in accordance with this Section 4.2 shall be binding upon each Investor, each future holder of Securities and the Company.

4.3           Notices. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) when sent by telecopier, facsimile or email transmission to the contact information set forth below if sent between 8:00 a.m. and 5:00 p.m. recipient’s local time on a Business Day (as defined below), or on the next Business Day if sent by telecopier, facsimile or email transmission to the contact information set forth below if sent other than between 8:00 a.m. and 5:00 p.m. recipient’s local time on a Business Day; (c) two Business Days after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid and addressed to the other party at the address set forth below its name on the signature page hereto; or (d) the next Business Day after deposit with a national overnight delivery service, postage prepaid, addressed to each of the parties as set forth below its name on the signature page hereto with next Business Day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider:

If to the Company, to:

CNS Response, Inc.

85 Enterprise, Suite 410

Attention: Paul Buck, Chief Financial Officer

Fax: (866) 294-2611

eMail: pbuck@cnsresponse.com

If to an Investor, to the contact information provided in Schedule A.

A party may change or supplement its address for notice, or designate additional addresses, for purposes of this Section 4.3 by giving the other parties written notice of the new address in the manner set forth above. For purposes of this Section 4.3, “Business Day” shall mean any day which is not a Saturday or Sunday or a legal holiday on which banks are authorized or required to be closed in Los Angeles, California or Czech Republic.

4.4           Costs and Expenses. The Company and each Investor agree to be responsible for their own costs and expenses incurred in connection with the preparation of the Loan Documents. If any litigation, contest, dispute, suit, proceeding or action is instituted between or among any of the parties hereto regarding the enforcement or interpretation of this Agreement or any of the Exhibits hereto, the prevailing party shall be entitled to reimbursement from the other party or parties for all reasonable expenses, costs, charges and other fees (including legal fees) incurred in connection with or related to such dispute.

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4.5           Governing Law. The Loan Documents shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California or of any other state. The Company and each Investor consent to personal jurisdiction in Orange County, California.

4.6           Severability. If any term in this Agreement is held to be illegal or unenforceable, the remaining portions of this Agreement shall not be affected, and this Agreement shall be construed and enforced as if this Agreement did not contain the term held to be illegal or unenforceable.

4.7           Binding Effect; Assignment. The Loan Documents shall be binding upon and inure to the benefit of the Company and each Investor and their respective successors and assigns. The Company may not assign its rights or interest under the Loan Documents without the prior written consent of the Majority Holders.

4.8           Transfer of Securities. Notwithstanding the legend required to be placed on the Securities by applicable law, no registration statement or opinion of counsel shall be necessary: (a) for a transfer of Securities to the respective estate of each Investor or for a transfer of Securities by gift, will or intestate succession of each Investor to his or her spouse or to the siblings, lineal descendants or ancestors each Investor or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were the original Investor hereunder; or (b) for a transfer of Securities pursuant to SEC Rule 144 or any successor rule, or for a transfer of Securities pursuant to a registration statement declared effective by the SEC under the Securities Act relating to the Securities.

4.9           Survival of Representations and Warranties. The representations and warranties of the parties contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement indefinitely, and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the other parties.

4.10         California Commissioner of Corporations. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATIONS BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date first written above.

CNS RESPONSE, INC.

By:
Name:
Title:

[SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT]

INVESTOR:

By:
Name:
Title:

[SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT]

SCHEDULE A

Investor	Purchase Price / Principal Amount of Note

Name:

Address:

$________________________________

Fax:

Email:

Tax ID:

TOTAL: